Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of June 30, 2009

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - June 30, 2009

Table of Contents

Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income (Loss)	6

Segment Information
For the three months ended June 30, 2009 and 2008	7-8
For the six months ended June 30, 2009 and 2008	9-10
Non-life segment	11-12
U.S. sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Life segment	21-22
Corporate and Other	23-24

Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	25-26
Distribution of Premiums by treaty type	27-28

Investments
Investment Portfolio	29
Distribution of Corporate Bonds and Equities	30-31
Distribution of Mortgage/Asset-Backed Securities	32
Other Invested Assets including Private Markets and Derivative Exposures	33
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	34-35

Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	36-37
Analysis of Policy Benefits for Life and Annuity Contracts	38-39
Reserve Development	40

Reconciliation of GAAP and non-GAAP measures	41-43
Diluted Book Value per Common Share - Treasury Stock Method	44
Diluted Book Value per Common Share - Rollforward	45-46

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings available to Common Shareholders (Operating Earnings), Diluted Operating Earnings per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings, Diluted Operating Earnings per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings per Common Share using Operating Earnings for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings for the period divided by the common shareholders’ equity as of the beginning of the year. Operating Earnings and Diluted Operating Earnings per Common Share should not be viewed as a substitute for Net Income or Diluted Net Income per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities (net of tax). The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates total capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Revenues
Gross premiums written	$846,149	$1,340,380	$752,169	$868,584	$968,163

Net premiums written	$844,659	$1,308,058	$752,408	$869,194	$956,269
(Increase) decrease in unearned premiums	(18,530)	(441,608)	231,864	209,265	(730)

Net premiums earned	826,129	866,450	984,272	1,078,459	955,539
Net investment income	135,593	133,127	144,321	146,138	145,494
Net realized and unrealized investment gains (losses)	306,536	(70,120)	63,967	(324,184)	(296,255)
Net realized gain on purchase of capital efficient notes	—	88,427	—	—	—
Other income (loss)	3,361	4,582	7,946	(3,838)	4,591

Total revenues	1,271,619	1,022,466	1,200,506	896,575	809,369

Expenses
Losses and loss expenses and life policy benefits	458,898	518,899	718,871	751,961	548,720
Acquisition costs	181,689	199,968	233,660	232,814	228,170
Other operating expenses	98,468	83,594	89,053	86,939	96,737
Interest expense	6,335	9,146	12,541	11,877	14,914
Net foreign exchange losses (gains)	1,202	3,349	(14,041)	4,597	(1,574)

Total expenses	746,592	814,956	1,040,084	1,088,188	886,967

Income (loss) before taxes and interest in earnings (losses) of equity investments	525,027	207,510	160,422	(191,613)	(77,598)
Income tax expense (benefit)	56,954	59,812	59,910	(39,508)	(53,423)
Interest in earnings (losses) of equity investments	6,196	(6,177)	(5,222)	386	(1,849)

Net income (loss)	$474,269	$141,521	$95,290	$(151,719)	$(26,024)

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings available to common shareholders	$179,290	$155,742	$53,931	$121,331	$183,830

Comprehensive income (loss), net of tax	$512,396	$112,645	$(45,437)	$(243,372)	$(15,302)

Per Share Data:
Earnings per common share:
Basic operating earnings	$3.17	$2.76	$0.97	$2.27	$3.39
Net realized and unrealized investment gains (losses), net of tax	4.94	(1.32)	0.68	(5.27)	(4.04)
Net realized gain on purchase of capital efficient notes, net of tax	—	1.00	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.12	(0.09)	(0.09)	(0.01)	0.01

Basic net income (loss)	$8.23	$2.35	$1.56	$(3.01)	$(0.64)

Weighted average number of common shares outstanding	56,609.8	56,511.2	55,521.6	53,339.9	54,276.6
Diluted operating earnings	$3.12	$2.72	$0.95	$2.27	$3.39
Net realized and unrealized investment gains (losses), net of tax	4.86	(1.30)	0.67	(5.27)	(4.04)
Net realized gain on purchase of capital efficient notes, net of tax	—	0.99	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.12	(0.09)	(0.09)	(0.01)	0.01

Diluted net income (loss)	$8.10	$2.32	$1.53	$(3.01)	$(0.64)

Weighted average number of common and common share equivalents outstanding	57,469.0	57,320.3	56,602.1	53,339.9	54,276.6

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Revenues
Gross premiums written	$2,186,528	$2,407,495	$4,028,248	$3,810,164

Net premiums written	$2,152,717	$2,367,833	$3,989,435	$3,757,109
(Increase) decrease in unearned premiums	(460,138)	(502,540)	(61,411)	20,362

Net premiums earned	1,692,579	1,865,293	3,928,024	3,777,471
Net investment income	268,720	282,504	572,964	523,259
Net realized and unrealized investment gains (losses) (1)	236,417	(271,143)	(531,360)	(72,492)
Net realized gain on purchase of capital efficient notes	88,427	—	—	—
Other income (loss)	7,942	6,228	10,335	(17,479)

Total revenues	2,294,085	1,882,882	3,979,963	4,210,759

Expenses
Losses and loss expenses and life policy benefits	977,797	1,138,388	2,609,220	2,082,461
Acquisition costs	381,657	432,408	898,882	849,715
Other operating expenses	182,062	189,017	365,009	326,486
Interest expense	15,482	26,810	51,228	54,017
Net foreign exchange losses (gains)	4,550	3,223	(6,221)	15,552

Total expenses	1,561,548	1,789,846	3,918,118	3,328,231

Income before taxes and interest in earnings (losses) of equity investments	732,537	93,036	61,845	882,528
Income tax expense (benefit)	116,765	(10,697)	9,705	81,748
Interest in earnings (losses) of equity investments	17	(737)	(5,573)	(82,968)

Net income	$615,789	$102,996	$46,567	$717,812

Preferred dividends	$17,263	$17,263	$34,525	$34,525

Operating earnings available to common shareholders	$335,033	$294,041	$469,304	$822,442

Comprehensive income (loss), net of tax	$625,040	$174,895	$(113,914)	$888,692

Per Share Data:
Earnings per common share:
Basic operating earnings	$5.92	$5.42	$8.64	$14.66
Net realized and unrealized investment gains (losses), net of tax (1)	3.63	(3.87)	(8.35)	(1.00)
Net realized gain on purchase of capital efficient notes, net of tax	1.00	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.03	0.03	(0.07)	(1.48)

Basic net income	$10.58	$1.58	$0.22	$12.18

Weighted average number of common shares outstanding	56,560.8	54,262.5	54,347.1	56,104.4
Diluted operating earnings	$5.84	$5.28	$8.43	$14.29
Net realized and unrealized investment gains (losses), net of tax (1)	3.57	(3.77)	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.99	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.03	0.03	(0.06)	(1.44)

Diluted net income	$10.43	$1.54	$0.22	$11.87

Weighted average number of common and common share equivalents outstanding	57,394.9	55,685.6	55,639.6	57,557.9

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2009		March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		December 31, 2007		December 31, 2006
Assets
Total investments	$11,453,886		$10,830,252		$10,886,391		$10,859,773		$11,561,358		$10,917,341		$9,689,937
Cash and cash equivalents	616,290		571,638		838,280		675,594		480,349		654,895		988,788
Accrued investment income	184,925		170,693		169,103		154,551		201,234		176,386		157,923
Reinsurance balances receivable	2,051,940		2,125,796		1,719,694		1,871,981		2,160,974		1,449,702		1,573,566
Funds held by reinsured companies	827,457		753,187		786,422		893,583		938,804		1,083,036		1,002,402
Deferred acquisition costs	673,685		659,012		617,121		690,145		756,582		641,818		542,698
Other assets	1,165,888		1,164,196		1,262,309		1,362,712		1,288,269		1,226,318		1,078,198

Total assets	$16,974,071		$16,274,774		$16,279,320		$16,508,339		$17,387,570		$16,149,496		$15,033,512

Liabilities
Unpaid losses and loss expenses	$7,396,600		$7,393,205		$7,510,666		$7,484,625		$7,614,036		$7,231,436		$6,870,785
Policy benefits for life and annuity contracts	1,546,779		1,421,420		1,432,015		1,526,275		1,641,389		1,541,687		1,430,691
Unearned premiums	1,771,401		1,706,598		1,273,787		1,555,263		1,837,256		1,267,873		1,215,624
Other reinsurance balances payable	237,397		217,335		209,007		192,219		203,933		156,055		154,367
Debt obligations	520,989		520,989		907,605		907,605		907,605		877,605		877,605
Other liabilities	733,227		733,160		747,132		757,666		774,109		753,283		698,593

Total liabilities	12,206,393		11,992,707		12,080,212		12,423,653		12,978,328		11,827,939		11,247,665

Total shareholders’ equity	4,767,678		4,282,067		4,199,108		4,084,686		4,409,242		4,321,557		3,785,847

Total liabilities and shareholders’ equity	$16,974,071		$16,274,774		$16,279,320		$16,508,339		$17,387,570		$16,149,496		$15,033,512

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$74.97		$66.49		$65.17		$66.91		$72.02		$70.07		$57.22

Diluted Book Value Per Common and Common Share Equivalents Outstanding (assuming exercise of all stock-based awards)	$73.85		$65.55		$63.95		$65.38		$70.22		$67.96		$56.07

Number of Common and Common Share Equivalents Outstanding	57,514.3		57,388.2		57,533.9		54,519.3		55,388.3		55,936.4		58,248.8

Capital Structure:
Long-term debt	$200,000	4%	$200,000	4%	$200,000	4%	$400,000	8%	$400,000	8%	$620,000	12%	$620,000	13%
Senior notes (1)	250,000	5	250,000	5	250,000	5	250,000	5	250,000	5	—	—	—	—
Capital efficient notes (2)	63,384	1	63,384	1	250,000	5	250,000	5	250,000	5	250,000	5	250,000	6
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	6	290,000	6	290,000	6	290,000	6	290,000	5	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	4	230,000	5	230,000	5	230,000	5	230,000	4	230,000	4	230,000	5
Common shareholders’ equity	4,247,678	80	3,762,067	79	3,679,108	75	3,564,686	71	3,889,242	73	3,801,557	73	3,265,847	70

Total Capital	$5,281,062	100%	$4,795,451	100%	$4,899,108	100%	$4,984,686	100%	$5,309,242	100%	$5,191,557	100%	$4,655,847	100%

(1)	PartnerRe Finance A LLC, the issuer of the senior notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $250.0 million on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet the consolidation requirements of FIN 46(R). Accordingly, the Company shows the related intercompany debt of $71.0 million as at June 30, 2009 and March 31, 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net cash provided by operating activities:
Underwriting operations	$37	$147	$153	$190	$102
Investment income	136	131	125	187	127
Taxes and foreign exchange	1	(24)	(10)	(5)	(7)

Net cash provided by operating activities	$174	$254	$268	$372	$222

Net cash provided by operating activities	$174	$254	$268	$372	$222
Net cash used in investing activities	(110)	(180)	(254)	(73)	(211)
Net cash (used in) provided by financing activities	(33)	(329)	162	(89)	(26)
Effect of foreign exchange rate changes on cash	13	(11)	(14)	(14)	(2)

Increase (decrease) in cash and cash equivalents	44	(266)	162	196	(17)
Cash and cash equivalents - beginning of period	572	838	676	480	497

Cash and cash equivalents - end of period	$616	$572	$838	$676	$480

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net cash provided by operating activities:
Underwriting operations	$184	$261	$604	$650
Investment income	267	268	580	515
Taxes and foreign exchange	(23)	(10)	(25)	(66)

Cash flow from operations	428	519	1,159	1,099
Sales of trading securities (1)	—	—	—	128

Net cash provided by operating activities as published	$428	$519	$1,159	$1,227

Net cash provided by operating activities	$428	$519	$1,159	$1,227
Net cash used in investing activities (1)	(290)	(615)	(944)	(1,193)
Net cash used in financing activities	(362)	(77)	(2)	(379)
Effect of foreign exchange rate changes on cash	2	(2)	(30)	11

(Decrease) increase in cash and cash equivalents	(222)	(175)	183	(334)
Cash and cash equivalents - beginning of period	838	655	655	989

Cash and cash equivalents - end of period	$616	$480	$838	$655

(1)	Following the adoption of SFAS 159 on January 1, 2008, purchases and sales of trading securities are classified within investing activities.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net income (loss)	$474,269	$141,521	$95,290	$(151,719)	$(26,024)

Change in net unrealized gains or losses on investments, net of tax	(9)	1,138	76	(146)	6,653
Change in currency translation adjustment	38,922	(31,200)	(128,163)	(91,732)	4,000
Change in unfunded pension obligation, net of tax	(786)	1,186	(12,640)	225	69

Comprehensive income (loss)	$512,396	$112,645	$(45,437)	$(243,372)	$(15,302)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net income	$615,789	$102,996	$46,567	$717,812

Change in net unrealized gains or losses on investments, net of tax	1,129	15,227	15,157	37,834
Change in currency translation adjustment	7,722	57,006	(162,889)	129,043
Change in unfunded pension obligation, net of tax	400	(334)	(12,749)	4,003

Comprehensive income (loss)	$625,040	$174,895	$(113,914)	$888,692

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2009
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$248	$120	$232	$125	$725	$116	$5	$846

Net premiums written	$249	$118	$232	$125	$724	$116	$5	$845
Decrease (increase) in unearned premiums	9	43	—	(73)	(21)	7	(5)	(19)

Net premiums earned	$258	$161	$232	$52	$703	$123	$—	$826
Losses and loss expenses and life policy benefits	(164)	(83)	(152)	22	(377)	(85)	3	(459)
Acquisition costs	(63)	(38)	(50)	(4)	(155)	(27)	—	(182)

Technical result	$31	$40	$30	$70	$171	$11	$3	$185

Other income					1	—	2	3
Other operating expenses					(55)	(11)	(32)	(98)

Underwriting result					$117	$—	n/a	$90

Net investment income						15	121	136

Allocated underwriting result (1)						$15	n/a	n/a

Net realized and unrealized investment gains							307	307
Interest expense							(6)	(6)
Net foreign exchange losses							(2)	(2)
Income tax expense							(57)	(57)
Interest in earnings of equity investments							6	6

Net income							n/a	$474

Loss ratio (2)	63.7%	51.5%	65.5%	(43.0)%	53.6%
Acquisition ratio (3)	24.2	23.7	21.5	7.9	22.0

Technical ratio (4)	87.9%	75.2%	87.0%	(35.1)%	75.6%
Other operating expense ratio (5)					7.9

Combined ratio (6)					83.5%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the three months ended June 30, 2008
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$254	$134	$291	$145	$824	$138	$6	$968

Net premiums written	$246	$132	$291	$145	$814	$136	$6	$956
Decrease (increase) in unearned premiums	39	54	(19)	(80)	(6)	10	(4)	—

Net premiums earned	$285	$186	$272	$65	$808	$146	$2	$956
Losses and loss expenses and life policy benefits	(227)	(87)	(144)	20	(438)	(111)	—	(549)
Acquisition costs	(64)	(48)	(75)	(7)	(194)	(34)	—	(228)

Technical result	$(6)	$51	$53	$78	$176	$1	$2	$179

Other income					2	—	3	5
Other operating expenses					(63)	(12)	(22)	(97)

Underwriting result					$115	$(11)	n/a	$87

Net investment income						18	127	145

Allocated underwriting result (1)						$7	n/a	n/a

Net realized and unrealized investment losses							(296)	(296)
Interest expense							(15)	(15)
Net foreign exchange gains							2	2
Income tax benefit							53	53
Interest in losses of equity investments							(2)	(2)

Net loss							n/a	$(26)

Loss ratio (2)	79.6%	46.7%	52.8%	(30.7)%	54.2%
Acquisition ratio (3)	22.7	25.6	27.7	10.2	24.0

Technical ratio (4)	102.3%	72.3%	80.5%	(20.5)%	78.2%
Other operating expense ratio (5)					7.7

Combined ratio (6)					85.9%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2009
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$561	$419	$591	$330	$1,901	$281	$5	$2,187

Net premiums written	$561	$417	$563	$330	$1,871	$277	$5	$2,153
Increase in unearned premiums	(61)	(99)	(84)	(199)	(443)	(14)	(3)	(460)

Net premiums earned	$500	$318	$479	$131	$1,428	$263	$2	$1,693
Losses and loss expenses and life policy benefits	(326)	(158)	(309)	11	(782)	(198)	2	(978)
Acquisition costs	(126)	(79)	(110)	(12)	(327)	(55)	—	(382)

Technical result	$48	$81	$60	$130	$319	$10	$4	$333

Other income					3	1	4	8
Other operating expenses					(109)	(21)	(52)	(182)

Underwriting result					$213	$(10)	n/a	$159

Net investment income						30	239	269

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							236	236
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(15)	(15)
Net foreign exchange losses							(5)	(5)
Income tax expense							(117)	(117)
Interest in earnings of equity investments							—	—

Net income							n/a	$616

Loss ratio (2)	65.2%	49.6%	64.5%	(8.6)%	54.8%
Acquisition ratio (3)	25.2	24.9	23.0	8.9	22.9

Technical ratio (4)	90.4%	74.5%	87.5%	0.3%	77.7%
Other operating expense ratio (5)					7.6

Combined ratio (6)					85.3%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

	For the six months ended June 30, 2008
	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total
Gross premiums written	$586	$509	$645	$343	$2,083	$313	$11	$2,407

Net premiums written	$578	$505	$624	$343	$2,050	$307	$11	$2,368
Increase in unearned premiums	(27)	(118)	(134)	(201)	(480)	(16)	(7)	(503)

Net premiums earned	$551	$387	$490	$142	$1,570	$291	$4	$1,865
Losses and loss expenses and life policy benefits	(398)	(234)	(291)	18	(905)	(233)	—	(1,138)
Acquisition costs	(131)	(100)	(129)	(13)	(373)	(59)	—	(432)

Technical result	$22	$53	$70	$147	$292	$(1)	$4	$295

Other income					3	—	3	6
Other operating expenses					(120)	(21)	(48)	(189)

Underwriting result					$175	$(22)	n/a	$112

Net investment income						33	249	282

Allocated underwriting result (1)						$11	n/a	n/a

Net realized and unrealized investment losses							(271)	(271)
Interest expense							(27)	(27)
Net foreign exchange losses							(3)	(3)
Income tax benefit							11	11
Interest in losses of equity investments							(1)	(1)

Net income							n/a	$103

Loss ratio (2)	72.2%	60.6%	59.5%	(12.9)%	57.6%
Acquisition ratio (3)	23.7	25.7	26.3	9.6	23.8

Technical ratio (4)	95.9%	86.3%	85.8%	(3.3)%	81.4%
Other operating expense ratio (5)					7.6

Combined ratio (6)					89.0%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$724	$1,147	$620	$723	$814

Net premiums earned	$703	$724	$844	$920	$808

Losses and loss expenses	(377)	(405)	(603)	(623)	(438)
Acquisition costs	(155)	(172)	(204)	(200)	(194)

Technical result	$171	$147	$37	$97	$176

Other income (loss)	1	3	6	(5)	2
Other operating expenses	(55)	(54)	(56)	(55)	(63)

Underwriting result	$117	$96	$(13)	$37	$115

Loss ratio (1)	53.6%	55.9%	71.3%	67.8%	54.2%
Acquisition ratio (2)	22.0	23.7	24.3	21.7	24.0

Technical ratio (3)	75.6%	79.6%	95.6%	89.5%	78.2%
Other operating expense ratio (4)	7.9	7.4	6.6	6.0	7.7

Combined ratio (5)	83.5%	87.0%	102.2%	95.5%	85.9%

(1)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(2)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(3)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(4)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(5)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$1,871	$2,050	$3,392	$3,185

Net premiums earned	$1,428	$1,570	$3,334	$3,203

Losses and loss expenses	(782)	(905)	(2,131)	(1,627)
Acquisition costs	(327)	(373)	(777)	(734)

Technical result	$319	$292	$426	$842

Other income	3	3	4	7
Other operating expenses	(109)	(120)	(231)	(214)

Underwriting result	$213	$175	$199	$635

Loss ratio (1)	54.8%	57.6%	63.9%	50.8%
Acquisition ratio (2)	22.9	23.8	23.3	22.9

Technical ratio (3)	77.7%	81.4%	87.2%	73.7%
Other operating expense ratio (4)	7.6	7.6	6.9	6.7

Combined ratio (5)	85.3%	89.0%	94.1%	80.4%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$249	$312	$223	$264	$246

Net premiums earned	$258	$241	$261	$276	$285

Losses and loss expenses	(164)	(162)	(202)	(212)	(227)
Acquisition costs	(63)	(63)	(63)	(67)	(64)

Technical result	$31	$16	$(4)	$(3)	$(6)

Loss ratio (1)	63.7%	66.9%	77.3%	76.9%	79.6%
Acquisition ratio (2)	24.2	26.2	24.5	24.2	22.7

Technical ratio (3)	87.9%	93.1%	101.8%	101.1%	102.3%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	39%	45%	40%	44%	47%
Property	20	18	18	16	11
Agriculture	19	15	28	20	32
Motor	7	8	4	7	4
Multiline	3	10	2	6	3
Other	12	4	8	7	3

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$561	$578	$1,064	$1,020

Net premiums earned	$500	$551	$1,088	$999

Losses and loss expenses	(326)	(398)	(812)	(608)
Acquisition costs	(126)	(131)	(261)	(241)

Technical result	$48	$22	$15	$150

Loss ratio (1)	65.2%	72.2%	74.6%	60.8%
Acquisition ratio (2)	25.2	23.7	24.0	24.1

Technical ratio (3)	90.4%	95.9%	98.6%	84.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	42%	47%	45%	50%
Property	19	14	15	14
Agriculture	17	23	23	12
Motor	7	5	5	7
Multiline	7	7	6	9
Other	8	4	6	8

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$118	$299	$123	$137	$132

Net premiums earned	$161	$157	$215	$195	$186

Losses and loss expenses	(83)	(75)	(122)	(98)	(87)
Acquisition costs	(38)	(41)	(51)	(47)	(48)

Technical result	$40	$41	$42	$50	$51

Loss ratio (1)	51.5%	47.9%	56.6%	50.3%	46.7%
Acquisition ratio (2)	23.7	26.0	23.8	24.2	25.6

Technical ratio (3)	75.2%	73.9%	80.4%	74.5%	72.3%

Distribution of Net Premiums Written by Major Lines of Business:
Property	75%	66%	57%	60%	63%
Casualty	7	13	15	13	13
Motor	18	21	28	27	24

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$417	$505	$765	$738

Net premiums earned	$318	$387	$797	$758

Losses and loss expenses	(158)	(234)	(454)	(523)
Acquisition costs	(79)	(100)	(198)	(191)

Technical result	$81	$53	$145	$44

Loss ratio (1)	49.6%	60.6%	56.9%	69.0%
Acquisition ratio (2)	24.9	25.7	24.9	25.2

Technical ratio (3)	74.5%	86.3%	81.8%	94.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	68%	64%	62%	68%
Casualty	12	15	15	15
Motor	20	21	23	17

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$232	$331	$251	$274	$291

Net premiums earned	$232	$247	$266	$290	$272

Losses and loss expenses	(152)	(157)	(245)	(185)	(144)
Acquisition costs	(50)	(60)	(80)	(72)	(75)

Technical result	$30	$30	$(59)	$33	$53

Loss ratio (1)	65.5%	63.6%	92.0%	63.8%	52.8%
Acquisition ratio (2)	21.5	24.4	30.1	24.8	27.7

Technical ratio (3)	87.0%	88.0%	122.1%	88.6%	80.5%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	17%	9%	22%	18%	15%
Credit/Surety	13	14	22	21	20
Engineering	17	15	22	16	20
Energy	6	13	6	8	9
Marine	19	15	12	14	12
Specialty casualty	13	17	8	12	13
Specialty property	8	12	3	6	6
Other	7	5	5	5	5

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$563	$624	$1,150	$1,026

Net premiums earned	$479	$490	$1,046	$1,006

Losses and loss expenses	(309)	(291)	(721)	(450)
Acquisition costs	(110)	(129)	(281)	(260)

Technical result	$60	$70	$44	$296

Loss ratio (1)	64.5%	59.5%	69.0%	44.7%
Acquisition ratio (2)	23.0	26.3	26.8	25.9

Technical ratio (3)	87.5%	85.8%	95.8%	70.6%

Distribution of Net Premiums Written by Major Lines of Business:
Aviation/Space	12%	13%	16%	17%
Credit/Surety	14	20	20	19
Engineering	16	18	19	20
Energy	10	6	7	7
Marine	17	12	13	13
Specialty casualty	15	16	13	12
Specialty property	10	10	8	8
Other	6	5	4	4

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$125	$205	$23	$48	$145

Net premiums earned	$52	$79	$102	$159	$65

Losses and loss expenses	22	(11)	(34)	(128)	20
Acquisition costs	(4)	(8)	(10)	(14)	(7)

Technical result	$70	$60	$58	$17	$78

Loss ratio (1)	(43.0)%	14.1%	33.4%	80.8%	(30.7)%
Acquisition ratio (2)	7.9	9.6	9.4	8.7	10.2

Technical ratio (3)	(35.1)%	23.7%	42.8%	89.5%	(20.5)%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$330	$343	$413	$401

Net premiums earned	$131	$142	$403	$440

Losses and loss expenses	11	18	(144)	(46)
Acquisition costs	(12)	(13)	(37)	(42)

Technical result	$130	$147	$222	$352

Loss ratio (1)	(8.6)%	(12.9)%	35.8%	10.5%
Acquisition ratio (2)	8.9	9.6	9.2	9.6

Technical ratio (3)	0.3%	(3.3)%	45.0%	20.1%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Net premiums written	$116	$160	$131	$141	$136

Net premiums earned	$123	$140	$136	$149	$146

Life policy benefits	(85)	(113)	(116)	(114)	(111)
Acquisition costs	(27)	(28)	(29)	(32)	(34)

Technical result	$11	$(1)	$(9)	$3	$1

Other income	—	1	—	—	—
Other operating expenses	(11)	(10)	(11)	(11)	(12)

Underwriting result	$—	$(10)	$(20)	$(8)	$(11)

Net investment income	15	15	16	17	18

Allocated underwriting result (1)	$15	$5	$(4)	$9	$7

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	80%	86%	86%	86%	85%
Longevity	15	10	11	11	12
Health	5	4	3	3	3

Total	100%	100%	100%	100%	100%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Net premiums written	$277	$307	$579	$569

Net premiums earned	$263	$291	$576	$571

Life policy benefits	(198)	(233)	(463)	(455)
Acquisition costs	(55)	(59)	(120)	(116)

Technical result	$10	$(1)	$(7)	$—

Other income	1	—	—	—
Other operating expenses	(21)	(21)	(43)	(33)

Underwriting result	$(10)	$(22)	$(50)	$(33)

Net investment income	30	33	67	54

Allocated underwriting result (1)	$20	$11	$17	$21

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	84%	86%	86%	82%
Longevity	12	12	11	15
Health	4	2	3	3

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Technical result	$3	$1	$4	$(6)	$2

Other income	2	1	2	1	3
Corporate expenses	(29)	(16)	(18)	(16)	(18)
Other operating expenses	(3)	(4)	(4)	(5)	(4)

Net investment income	121	118	128	129	127

Net realized and unrealized investment gains (losses)	307	(70)	64	(324)	(296)
Net realized gain on purchase of capital efficient notes	—	89	—	—	—
Interest expense	(6)	(9)	(13)	(12)	(15)
Net foreign exchange (losses) gains	(2)	(3)	14	(5)	2
Income tax (expense) benefit	(57)	(60)	(60)	40	53
Interest in earnings (losses) of equity investments (1)	6	(6)	(5)	—	(2)

(1)	The Company reports the results of equity investments on a one-quarter lag.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Technical result	$4	$4	$1	$3

Other income (loss)	4	3	6	(24)
Corporate expenses	(46)	(40)	(75)	(67)
Other operating expenses	(6)	(8)	(16)	(13)

Net investment income	239	249	506	469

Net realized and unrealized investment gains (losses) (1)	236	(271)	(531)	(72)
Net realized gain on purchase of capital efficient notes	89	—	—	—
Interest expense	(15)	(27)	(51)	(54)
Net foreign exchange (losses) gains	(5)	(3)	6	(15)
Income tax (expense) benefit	(117)	11	(10)	(82)
Interest in earnings (losses) of equity investments (2)	—	(1)	(5)	(83)

PartnerRe’s interest in ChannelRe’s net loss (2)	—	—	—	(93)

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.
(2)	The Company reports the results of equity investments on a one-quarter lag. The 2007 period includes the Company’s share of ChannelRe Holdings’ net loss and a charge which represented the write-down of its total investment in ChannelRe Holdings due to anticipated unrealized mark-to-market losses on Channel Reinsurance Ltd’s credit derivative portfolio, which it expected to incur during the three-months ended December 31, 2007, for a total of $92.8 million.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	14%	14%	16%	14%
Property	16	19	15	14	11
Motor	4	6	6	6	4
Multiline and other	3	3	2	3	2
Specialty
Agriculture	8	5	10	7	10
Aviation/Space	5	2	7	6	5
Catastrophe	15	16	3	6	15
Credit/Surety	5	5	9	8	7
Engineering	5	4	7	5	6
Energy	2	3	2	2	3
Marine	5	4	4	5	3
Specialty casualty	3	4	3	4	4
Specialty property	2	3	1	2	2
Life	14	12	17	16	14

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
North America	48%	38%	42%	44%	47%
Europe	32	49	45	42	39
Asia, Australia and New Zealand	11	6	4	5	7
Latin America, Caribbean and Africa	9	7	9	9	7

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	76%	69%	69%	71%	75%
Direct	24	31	31	29	25

	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	13%	15%	15%	17%
Property	18	17	16	17
Motor	6	6	6	5
Multiline and other	3	2	3	3
Specialty
Agriculture	6	7	7	4
Aviation/Space	3	3	5	5
Catastrophe	15	14	10	11
Credit/Surety	5	6	7	7
Engineering	4	5	5	5
Energy	3	2	2	2
Marine	4	3	4	4
Specialty casualty	4	4	4	3
Specialty property	3	3	2	2
Life	13	13	14	15

	100%	100%	$100%	100%

Distribution of Gross Premiums Written by Geography:
North America	42%	40%	41%	42%
Europe	42	47	46	45
Asia, Australia and New Zealand	8	6	5	6
Latin America, Caribbean and Africa	8	7	8	7

	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	72%	72%	71%	69%
Direct	28	28	29	31

	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Distribution of Gross Premiums Written by Treaty Type Non-life sub-segment:
U.S.
Non-Proportional	27%	45%	14%	32%	30%
Proportional	73	55	86	68	70

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	16%	34%	6%	18%	13%
Proportional	84	66	94	82	87

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	21%	23%	7%	12%	13%
Proportional	79	77	93	88	87

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	99%	96%	97%	97%
Proportional	3	1	4	3	3

Total	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	35%	45%	12%	26%	33%
Proportional	65	55	88	74	67

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Distribution of Gross Premiums Written by Treaty Type Non-life sub-segment:
U.S.
Non-Proportional	37%	38%	32%	37%
Proportional	63	62	68	63

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	29%	30%	24%	25%
Proportional	71	70	76	75

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	22%	20%	15%	15%
Proportional	78	80	85	85

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	97%	97%	99%
Proportional	2	3	3	1

Total	100%	100%	100%	100%

Non-life total
Non-Proportional	41%	40%	32%	35%
Proportional	59	60	68	65

Total	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2009 (1)			March 31, 2009 (1)			December 31, 2008 (1)			September 30, 2008 (1)			June 30, 2008 (1)			December 31, 2007			December 31, 2006
Investments:
Fixed maturities
U.S. government	$754		6%	$881		8%	$836		7%	$614		6%	$874		8%	$1,217		11%	$1,000		10%
Government Sponsored Entities (GSEs)	68		1	80		1	95		1	249		2	271		2	328		3	358		4
U.S. municipalities	4		—	—		—	—		—	—		—	—		—	—		—	—		—
Other foreign governments	3,177		28	2,869		27	2,824		26	2,839		26	2,917		25	2,821		26	1,985		21
Corporates	3,860		34	3,392		31	3,413		31	3,286		30	3,503		30	2,861		26	2,341		24
Mortgage/asset-backed securities	2,894		25	3,058		28	3,014		28	2,787		26	2,723		24	2,272		21	2,152		22

Total fixed maturities	10,757		94	10,280		95	10,182		93	9,775		90	10,288		89	9,499		87	7,836		81
Short-term investments	64		—	69		1	117		1	114		1	108		1	97		1	134		1
Equities	527		5	426		4	513		5	858		8	1,065		9	872		8	1,015		11
Trading securities	—		—	—		—	—		—	—		—	—		—	399		4	600		6
Other invested assets	106		1	55		—	74		1	113		1	100		1	50		—	105		1

Total investments	$11,454		100%	$10,830		100%	$10,886		100%	$10,860		100%	$11,561		100%	$10,917		100%	$9,690		100%

Cash and cash equivalents	$616			$572			$838			$676			$480			$655			$989
Total investments and cash	12,070			11,402			11,724			11,536			12,041			11,572			10,679

Maturity distribution:
One year or less	$506		5%	$452		4%	$545		5%	$705		7%	$754		7%	$730		7%	$848		11%
More than one year through five years	4,342		40	3,697		36	3,649		35	3,528		36	3,611		35	3,444		36	2,610		33
More than five years through ten years	2,701		25	2,791		27	2,730		27	2,518		25	2,896		28	2,764		29	2,000		25
More than ten years	378		3	351		3	361		4	351		4	412		4	386		4	360		4

Subtotal	7,927		73	7,291		70	7,285		71	7,102		72	7,673		74	7,324		76	5,818		73
Mortgage/asset-backed securities	2,894		27	3,058		30	3,014		29	2,787		28	2,723		26	2,272		24	2,152		27

Total	$10,821		100%	$10,349		100%	$10,299		100%	$9,889		100%	$10,396		100%	$9,596		100%	$7,970		100%

Credit quality by market value:
AAA	58%			62%			62%			59%			59%			65%			65%
AA	6			6			5			8			8			7			5
A	21			19			19			17			17			12			14
BBB	12			10			11			12			12			12			11
Below Investment Grade/Unrated	3			3			3			4			4			4			5

	100%			100%			100%			100%			100%			100%			100%

Expected average duration	3.0	Yrs		3.0	Yrs		3.1	Yrs		4.1	Yrs		3.8	Yrs		3.9	Yrs		4.1	Yrs
Average yield to maturity at market	4.3%			4.8%			5.2%			5.4%			5.0%			4.7%			4.9%
Average credit quality	AA			AA			AA			AA			AA			AA			AA

(1)	On January 1, 2008, the Company adopted SFAS 159. Following the adoption of SFAS 159, the fixed maturities, short-term investments and equities previously classified as available for sale securities are classified as trading securities.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2009
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,189,730	30.8%	9.9%	0.9%
Consumer noncyclical	568,464	14.7	4.7	0.3
Communications	549,392	14.2	4.5	0.8
Industrials	272,437	7.1	2.3	0.3
Utilities	241,460	6.3	2.0	0.2
Consumer cyclical	236,982	6.1	2.0	0.3
Catastrophe bonds	216,098	5.6	1.8	0.4
Energy	211,105	5.5	1.7	0.2
Insurance	153,624	4.0	1.3	0.2
Materials	118,284	3.1	1.0	0.2
Technology	78,518	2.0	0.6	0.1
Real estate investment trusts	23,737	0.6	0.2	0.1

Total Corporate bonds	$3,859,831	100.0%	32.0%

Finance sector - Corporate bonds

Banks	$451,626	11.7%	3.7%
Investment banking and brokerage	332,392	8.6	2.8
Commercial and consumer finance	200,918	5.2	1.7
Financial services	173,964	4.5	1.4
Other	30,830	0.8	0.3

Total finance sector - Corporate bonds	$1,189,730	30.8%	9.9%

	AAA	AA	A	BBB	Non- Investment Grade	Total
Credit quality of finance sector - Corporate bonds
Banks	$17,104	$109,230	$284,219	$33,624	$7,449	$451,626
Investment banking and brokerage	12,248	—	313,880	6,264	—	332,392
Commercial and consumer finance	—	—	116,151	78,943	5,824	200,918
Financial services	12,181	112,973	35,306	13,504	—	173,964
Other	4,057	7,138	4,493	11,464	3,678	30,830

Total finance sector - Corporate bonds	$45,590	$229,341	$754,049	$143,799	$16,951	$1,189,730

% of total	3.8%	19.3%	63.4%	12.1%	1.4%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 22.0% of the Company’s total corporate bonds. The single largest issuer accounts for 3.3% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2009
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Consumer noncyclical	$122,562	26.5%	1.0%	0.1%
Technology	68,589	14.9	0.6	0.2
Energy	63,179	13.7	0.5	0.2
Finance	47,743	10.3	0.4	—
Communications	44,130	9.5	0.4	0.1
Industrials	35,873	7.8	0.3	0.1
Consumer cyclical	31,747	6.9	0.3	—
Insurance	24,981	5.4	0.2	0.1
Materials	17,958	3.9	0.1	—
Real estate investment trusts	5,054	1.1	—	—

Total equities	$461,816	100.0%	3.8%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	32,773		0.3
Funds and ETFs holding equities	32,691		0.3

Total equities	$527,280		4.4%

Concentration of investment risk

The Top 10 common stock issuers, excluding equity securities held in mutual funds and exchange traded funds, account for 27.0% of the Company’s total equities. The single largest issuer accounts for 6.0% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2009
	GNMA	GSEs	AAA	AA	A	BBB	Non- Investment Grade	Total
U.S. Asset-Backed Securities	$—	$—	$249,414	$45,623	$34,872	$136,589	$63,434	$529,932
U.S. Collaterized Mortgage Obligations	—	14,815	—	—	1,309	—	—	16,124
U.S. Commercial Mortage Backed Securities (CMBS)	—	—	13,803	—	19,262	1,571	—	34,636
U.S. Mortgage Backed Securities (MBS)	196,934	1,838,413	26,792	—	—	—	—	2,062,139
U.S. MBS Interest Only	—	16,046	—	—	—	—	—	16,046

Subtotal U.S. mortgage/asset-backed securities	$196,934	$1,869,274	$290,009	$45,623	$55,443	$138,160	$63,434	$2,658,877

Non-U.S. Asset-Backed Securities	$—	$—	$2,591	$8,971	$3,596	$—	$—	$15,158
Non-U.S. Collaterized Mortgage Obligations	—	—	84,220	1,710	—	1,037	—	86,967
Non-U.S. Commercial Mortage Backed Securities (CMBS)	—	—	15,965	—	—	—	—	15,965
Non-U.S. Mortgage Backed Securities	—	—	113,860	—	—	2,695	—	116,555

Subtotal Non-U.S. mortgage/asset-backed securities	$—	$—	$216,636	$10,681	$3,596	$3,732	$—	$234,645

Total mortgage/asset-backed securities	$196,934	$1,869,274	$506,645	$56,304	$59,039	$141,892	$63,434	$2,893,522

Corporate Securities	—	68,019	—	—	—	—	—	68,019

Total	$196,934	$1,937,293	$506,645	$56,304	$59,039	$141,892	$63,434	$2,961,541

% of total	6.7%	65.4%	17.1%	1.9%	2.0%	4.8%	2.1%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2009
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$21,054	$—	$21,054	$—	$21,054
Principal Finance - Derivative Exposure Assumed	—	(20,306)	(20,306)	240,943	220,637
Insurance-Linked Securities	—	(296)	(296)	35,432	35,136
Strategic Investments	99,507	—	99,507	—	99,507

Total other invested assets - Private Markets Exposure Assumed	120,561	(20,602)	99,959	276,375	376,334

Other Credit Derivatives - Exposure Assumed	—	(12,095)	(12,095)	18,214	6,119
Other Credit Derivatives - Protection Purchased	—	3,560	3,560	(224,141)	(220,581)

Other (2)	10,057	4,399	14,456

Total other invested assets	$130,618	$(24,738)	$105,880

(1)	The total net exposures originated in Private Markets are $979 million. In addition to the net exposures listed above of $376 million, the Company has the following other net exposures originated in Private Markets:
-	Principal Finance: $280 million of assets listed under Investments - Fixed Maturities and $4 million of limits on transactions that use reinsurance accounting for a total exposure of $526 million.
-	Insurance-Linked Securities: $238 million of bonds listed under Investments - Fixed Maturities and $77 million of limits on transactions that use reinsurance accounting for a total exposure of $350 million.
-	Strategic Investments: $1 million of futures included in Other and $3 million of assets listed under Other Assets for a total exposure of $103 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Fixed maturities	$132,017	$129,135	$134,729	$131,289	$129,056
Short-term investments, trading securities, cash and cash equivalents	1,287	1,902	3,795	4,099	4,695
Equities	3,533	3,096	6,534	7,366	7,155
Funds held and other	8,001	7,377	7,490	10,136	10,779
Investment expenses	(9,245)	(8,383)	(8,227)	(6,752)	(6,191)

Net investment income	$135,593	$133,127	$144,321	$146,138	$145,494

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$8,048	$20,284	$12,883	$(91,845)	$17,844
Net realized investment losses on equities	(61,760)	(41,408)	(126,362)	(57,681)	(20,658)
Net realized gains (losses) on other invested assets	15,998	16,308	28,305	(35,347)	(16,040)
Change in net unrealized gains (losses) on other invested assets	37,725	(20,047)	(10,933)	2,330	13,947
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option under SFAS 159	186,819	(48,371)	176,067	(97,577)	(303,100)
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option under SFAS 159	(206)	(375)	1,915	(1,049)	(193)
Change in net unrealized investment gains (losses) on equities subject to the fair value option under SFAS 159	121,199	3,489	(14,052)	(56,280)	14,784
Net other realized and unrealized investment (losses) gains	(1,287)	—	(3,856)	13,265	(2,839)

Net realized and unrealized investment gains (losses)	$306,536	$(70,120)	$63,967	$(324,184)	$(296,255)

(1)	Net realized investment losses on fixed maturities and short-term investments includes a $ 95,117 write-down of defaulted securities for the three months ended September 30, 2008.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008 (1)	December 31, 2007
Fixed maturities	$261,152	$248,732	$514,751	$421,672
Short-term investments, trading securities, cash and cash equivalents	3,189	10,990	18,884	55,618
Equities	6,629	15,514	29,415	36,383
Funds held and other	15,378	19,636	37,261	32,339
Investment expenses	(17,628)	(12,368)	(27,347)	(22,753)

Net investment income	$268,720	$282,504	$572,964	$523,259

Net realized investment gains (losses) on fixed maturities and short-term investments, excluding other-than-temporary impairments (2)	$28,332	$62,886	$(16,076)	$(16,842)
Net realized investment (losses) gains on equities, excluding other-than-temporary impairments	(103,168)	(46,438)	(230,481)	82,037
Other-than-temporary impairments	—	—	—	(124,997)
Net realized gains on trading securities	—	—	—	18,667
Change in net unrealized investment losses on trading securities	—	—	—	(31,308)
Net realized and unrealized investment losses on equity securities sold but not yet purchased	—	—	—	(9,398)
Net realized and unrealized gains on designated hedging activities	—	—	—	7,482
Net realized gains on other invested assets	32,306	7,400	358	10,408
Change in net unrealized gains on other invested assets	17,678	11,815	3,212	—
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option under SFAS 159	138,448	(229,350)	(150,860)	—
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option under SFAS 159	(581)	(315)	551	—
Change in net unrealized investment gains (losses) on equities subject to the fair value option under SFAS 159	124,689	(74,302)	(144,634)	—
Net other realized and unrealized investment (losses) gains	(1,287)	(2,839)	6,570	(8,541)

Net realized and unrealized investment gains (losses)	$236,417	$(271,143)	$(531,360)	$(72,492)

(1)	The Company adopted SFAS 159 effective January 1, 2008. For all periods prior to the adoption of SFAS 159, unrealized gains and losses, net of tax, on available for sale securities were recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets. Following the adoption of SFAS 159, the Company’s available for sale securities have been reclassified as trading securities and all changes in pre-tax unrealized investment gains and losses are recorded in net realized and unrealized investment gains (losses) in the Consolidated Statements of Operations. Net investment income and net realized and unrealized investment gains and losses on securities previously classified as trading have been recorded within the related investments classification (fixed maturities or equities) beginning in 2008, and the change in net unrealized investment gains and losses on such securities are included in change in net unrealized investment gains and losses on securities subject to the fair value option under SFAS 159.
(2)	Net realized investment losses on fixed maturities and short-term investments includes a $ 95,117 write-down of defaulted securities for the year ended December 31, 2008.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$7,393,205	$7,510,666	$7,484,625	$7,614,036	$7,573,371
Reinsurance recoverable at beginning of period	(128,025)	(125,215)	(125,248)	(133,385)	(135,629)

Net liability at beginning of period	7,265,180	7,385,451	7,359,377	7,480,651	7,437,742

Net incurred losses related to:
Current year	516,512	505,497	670,595	740,948	567,961
Prior years	(142,909)	(99,583)	(68,080)	(102,505)	(130,667)

	373,603	405,914	602,515	638,443	437,294

Net losses paid (1)	(599,585)	(337,094)	(396,595)	(445,973)	(395,895)

Effects of foreign exchange rate changes	231,382	(189,091)	(179,846)	(313,744)	1,510

Net liability at end of period	7,270,580	7,265,180	7,385,451	7,359,377	7,480,651
Reinsurance recoverable at end of period	126,020	128,025	125,215	125,248	133,385

Gross liability at end of period	$7,396,600	$7,393,205	$7,510,666	$7,484,625	$7,614,036

Breakdown of gross liability at end of period:
Case reserves	$3,241,898	$3,075,384	$3,107,780	$3,095,309	$3,198,182
Additional case reserves	274,225	271,084	311,408	290,115	304,796
Incurred but not reported reserves	3,880,477	4,046,737	4,091,478	4,099,201	4,111,058

Gross liability at end of period	$7,396,600	$7,393,205	$7,510,666	$7,484,625	$7,614,036

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,745,499	$2,859,266	$2,807,091	$2,707,225	$2,674,545
Global (Non-U.S.) P&C	2,232,911	2,157,454	2,291,856	2,428,686	2,658,505
Global (Non-U.S.) Specialty	2,151,115	2,062,985	2,082,290	2,003,353	2,049,163
Catastrophe	267,075	313,500	329,429	345,361	231,823

Gross liability at end of period	$7,396,600	$7,393,205	$7,510,666	$7,484,625	$7,614,036

Unrecognized time value of non-life reserves	$882,592	$738,705	$732,982	$1,046,590	$1,184,280

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	160.5%	83.0%	65.8%	69.9%	90.5%
Non-life paid losses to net premiums earned ratio	85.3%	46.4%	46.8%	48.0%	48.9%

(1)	The increase in paid losses for the three months ended June 30, 2009 compared to prior periods is primarily due to the annual statement of account settlement for our U.S. agriculture business written in 2008. The three months ended June 30, 2009 and 2008 contain $157 million and $24 million, respectively, of paid losses related to the settlement of our U.S. agriculture business.

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$7,510,666	$7,231,436	$7,231,436	$6,870,785
Reinsurance recoverable at beginning of period	(125,215)	(132,479)	(132,479)	(138,585)

Net liability at beginning of period	7,385,451	7,098,957	7,098,957	6,732,200

Net incurred losses related to:
Current year	1,022,009	1,152,631	2,564,174	2,041,752
Prior years	(242,492)	(247,351)	(417,936)	(414,043)

	779,517	905,280	2,146,238	1,627,709

Net losses paid (1)	(936,678)	(738,250)	(1,580,819)	(1,620,367)

Effects of foreign exchange rate changes	42,290	214,664	(278,925)	359,415

Net liability at end of period	7,270,580	7,480,651	7,385,451	7,098,957
Reinsurance recoverable at end of period	126,020	133,385	125,215	132,479

Gross liability at end of period	$7,396,600	$7,614,036	$7,510,666	$7,231,436

Breakdown of gross liability at end of period:
Case reserves	$3,241,898	$3,198,182	$3,107,780	$3,062,414
Additional case reserves	274,225	304,796	311,408	306,487
Incurred but not reported reserves	3,880,477	4,111,058	4,091,478	3,862,535

Gross liability at end of period	$7,396,600	$7,614,036	$7,510,666	$7,231,436

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,745,499	$2,674,545	$2,807,091	$2,515,820
Global (Non-U.S.) P&C	2,232,911	2,658,505	2,291,856	2,542,278
Global (Non-U.S.) Specialty	2,151,115	2,049,163	2,082,290	1,887,187
Catastrophe	267,075	231,823	329,429	286,151

Gross liability at end of period	$7,396,600	$7,614,036	$7,510,666	$7,231,436

Unrecognized time value of non-life reserves	$882,592	$1,184,280	$732,982	$1,121,912

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	120.2%	81.6%	73.7%	99.6%
Non-life paid losses to net premiums earned ratio	65.5%	46.9%	47.2%	50.5%

(1)	The increase in paid losses for the six months ended June 30, 2009 compared to the prior year period is primarily due to the annual statement of account settlement for our U.S. agriculture business written in 2008, which was settled during the three months ended June 30, 2009. The six months ended June 30, 2009 and 2008 contain $157 million and $24 million, respectively, of paid losses related to the settlement of our U.S. agriculture business.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,421,420	$1,432,015	$1,526,275	$1,641,389	$1,600,447
Reinsurance recoverable at beginning of period	(22,341)	(24,102)	(31,968)	(40,163)	(44,458)

Net liability at beginning of period	1,399,079	1,407,913	1,494,307	1,601,226	1,555,989

Net incurred losses related to:
Current year	89,391	105,736	101,945	108,506	111,785
Prior years	(4,097)	7,249	14,411	5,012	(359)

	85,294	112,985	116,356	113,518	111,426

Net losses paid	(77,158)	(68,527)	(69,260)	(107,837)	(68,124)

Effects of foreign exchange rate changes	117,474	(53,292)	(133,490)	(112,600)	1,935

Net liability at end of period	1,524,689	1,399,079	1,407,913	1,494,307	1,601,226
Reinsurance recoverable at end of period	22,090	22,341	24,102	31,968	40,163

Gross liability at end of period	$1,546,779	$1,421,420	$1,432,015	$1,526,275	$1,641,389

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,432,015	$1,541,687	$1,541,687	$1,430,691
Reinsurance recoverable at beginning of period	(24,102)	(43,098)	(43,098)	(42,542)

Net liability at beginning of period	1,407,913	1,498,589	1,498,589	1,388,149

Net incurred losses related to:
Current year	195,127	228,204	438,655	453,099
Prior years	3,152	4,904	24,327	1,653

	198,279	233,108	462,982	454,752

Net losses paid	(145,685)	(175,341)	(352,438)	(430,281)

Effects of foreign exchange rate changes	64,182	44,870	(201,220)	85,969

Net liability at end of period	1,524,689	1,601,226	1,407,913	1,498,589
Reinsurance recoverable at end of period	22,090	40,163	24,102	43,098

Gross liability at end of period	$1,546,779	$1,641,389	$1,432,015	$1,541,687

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$55,693	$21,460	$37,477	$16,221	$22,378
Global (Non-U.S.) P&C	35,346	51,812	15,957	40,568	51,959
Global (Non-U.S.) Specialty	30,859	24,710	(4,013)	21,107	31,880
Catastrophe	21,011	1,601	18,659	24,609	24,450

Total Non-life net prior year reserve development	$142,909	$99,583	$68,080	$102,505	$130,667

Non-life segment:
Net prior year reserve development due to changes in premiums	$16,635	$9,874	$(23,445)	$(7,862)	$(6,440)
Net prior year reserve development due to all other factors (2)	126,274	89,709	91,525	110,367	137,107

Total Non-life net prior year reserve development	$142,909	$99,583	$68,080	$102,505	$130,667

Life segment:
Net prior year reserve development due to GMDB (1)	$8,017	$(9,817)	$(16,900)	$(5,000)	$(3,699)
Net prior year reserve development due to all other factors (2)	(3,920)	2,568	2,489	(12)	4,058

Total Life net prior year reserve development	$4,097	$(7,249)	$(14,411)	$(5,012)	$359

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Prior year net favorable (adverse) reserve development:

Non-life segment:
U.S.	$77,153	$38,103	$91,801	$72,261
Global (Non-U.S.) P&C	87,158	109,509	166,034	96,976
Global (Non-U.S.) Specialty	55,569	64,745	81,839	202,130
Catastrophe	22,612	34,994	78,262	42,676

Total Non-life net prior year reserve development	$242,492	$247,351	$417,936	$414,043

Non-life segment:
Net prior year reserve development due to changes in premiums	$26,509	$23,848	$(7,460)	$4,425
Net prior year reserve development due to all other factors (2)	215,983	223,503	425,396	409,618

Total Non-life net prior year reserve development	$242,492	$247,351	$417,936	$414,043

Life segment:
Net prior year reserve development due to GMDB (1)	$(1,800)	$(11,199)	$(33,099)	$5,000
Net prior year reserve development due to all other factors (2)	(1,352)	6,295	8,772	(6,653)

Total Life net prior year reserve development	$(3,152)	$(4,904)	$(24,327)	$(1,653)

(1)	The guaranteed minimum death benefit (“GMDB”) reserves are sensitive to volatilty in certain referenced global equity markets. At June 30, 2009, a 10% increase in the referenced global equity market would have decreased reserves by approximately $8 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $9 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity calculated with net income (loss) available to common shareholders (1)	50.6%	14.4%	9.1%	(16.9)%	(3.6)%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1)	30.4	(8.1)	3.9	(29.6)	(23.0)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	—	6.2	—	—	—
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.7	(0.6)	(0.5)	(0.1)	0.1

Annualized operating return on beginning common shareholders’ equity (1)	19.5%	16.9%	5.7%	12.8%	19.3%

Net income (loss)	$474,269	$141,521	$95,290	$(151,719)	$(26,024)
Less:
Net realized and unrealized investment gains (losses), net of tax	279,569	(74,478)	37,637	(281,129)	(219,063)
Net realized gain on purchase of capital efficient notes, net of tax	—	56,955	—	—	—
Interest in earnings (losses) of equity investments, net of tax	6,779	(5,329)	(4,909)	(552)	578
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631

Operating earnings available to common shareholders	$179,290	$155,742	$53,931	$121,331	$183,830

Per diluted share:
Net income (loss)	$8.10	$2.32	$1.53	$(3.01)	$(0.64)
Less:
Net realized and unrealized investment gains (losses), net of tax	4.86	(1.30)	0.67	(5.27)	(4.04)
Net realized gain on purchase of capital efficient notes, net of tax	—	0.99	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.12	(0.09)	(0.09)	(0.01)	0.01

Operating earnings	$3.12	$2.72	$0.95	$2.27	$3.39

(1)	Excluding cumulative preferred shares: 2009 and 2008, $520,000.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2009	June 30, 2008	December 31, 2008	December 31, 2007
Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity calculated with net income available to common shareholders (1)	32.5%	4.5%	0.3%	20.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1) (2)	11.1	(11.1)	(11.9)	(1.7)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	3.1	—	—	—
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	0.1	(0.1)	(2.6)

Annualized operating return on beginning common shareholders’ equity (1)	18.2%	15.5%	12.3%	25.2%

Net income	$615,789	$102,996	$46,567	$717,812
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	205,090	(210,128)	(453,621)	(56,288)
Net realized gain on purchase of capital efficient notes, net of tax	56,955	—	—	—
Interest in earnings (losses) of equity investments, net of tax	1,448	1,820	(3,641)	(82,867)
Dividends to preferred shareholders	17,263	17,263	34,525	34,525

Operating earnings available to common shareholders	$335,033	$294,041	$469,304	$822,442

Per diluted share:
Net income	$10.43	$1.54	$0.22	$11.87
Less:
Net realized and unrealized investment gains (losses), net of tax (2)	3.57	(3.77)	(8.15)	(0.98)
Net realized gain on purchase of capital efficient notes, net of tax	0.99	—	—	—
Interest in earnings (losses) of equity investments, net of tax	0.03	0.03	(0.06)	(1.44)

Operating earnings	$5.84	$5.28	$8.43	$14.29

(1)	Excluding cumulative preferred shares: 2009, 2008 and 2007, $520,000.
(2)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	December 31, 2007	December 31, 2006
Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$4,767,678	$4,282,067	$4,199,108	$4,084,686	$4,409,242	$4,321,557	$3,785,847
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	4,247,678	3,762,067	3,679,108	3,564,686	3,889,242	3,801,557	3,265,847

Less:
Net unrealized gains (losses) on fixed income securities, net of tax	79,341	(110,311)	(35,263)	(174,349)	(96,837)	71,958	(18,694)

Book value excluding net unrealized gains or losses on fixed income securities, net of tax	$4,168,337	$3,872,378	$3,714,371	$3,739,035	$3,986,079	$3,729,599	$3,284,541

Divided by:
Number of common and common share equivalents outstanding	57,514.3	57,388.2	57,533.9	54,519.3	55,388.3	55,936.4	58,248.8

Equals:
Diluted book value per common and common share equivalents outstanding excluding net unrealized gains or losses on fixed income securities, net of tax	$72.47	$67.48	$64.56	$68.58	$71.97	$66.68	$56.39

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	December 31, 2007	December 31, 2006
Total shareholders’ equity	$4,767,678	$4,282,067	$4,199,108	$4,084,686	$4,409,242	$4,321,557	$3,785,847
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$4,247,678	$3,762,067	$3,679,108	$3,564,686	$3,889,242	$3,801,557	$3,265,847

Basic common shares outstanding	56,655.1	56,579.1	56,453.3	53,275.9	54,004.9	54,250.5	57,076.3

Basic book value per common share	$74.97	$66.49	$65.17	$66.91	$72.02	$70.07	$57.22

Diluted book value per common share

Common shareholders’ equity	$4,247,678	$3,762,067	$3,679,108	$3,564,686	$3,889,242	$3,801,557	$3,265,847

Basic common shares outstanding	56,655.1	56,579.1	56,453.3	53,275.9	54,004.9	54,250.5	57,076.3
Add: Stock options and other	2,300.4	2,308.4	2,365.8	2,419.8	2,820.1	3,018.5	3,339.2
Add: Restricted stock units	731.5	741.7	751.0	751.5	748.9	680.6	397.6
Add: Forward sale contract	—	—	—	—	—	115.4	—
Less: Stock options and other bought back via treasury stock method	(2,172.7)	(2,241.0)	(2,036.2)	(1,927.9)	(2,185.6)	(2,128.6)	(2,564.3)

Diluted common and common share equivalents outstanding	57,514.3	57,388.2	57,533.9	54,519.3	55,388.3	55,936.4	58,248.8

Diluted book value per common share	$73.85	$65.55	$63.95	$65.38	$70.22	$67.96	$56.07

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended June 30, 2009		As of and for the six months ended June 30, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,762	$65.55	$3,679	$63.95

Technical result	185	3.23	333	5.80
Other operating expenses	(98)	(1.71)	(182)	(3.17)
Net investment income	136	2.36	269	4.68
Other, net	(4)	(0.08)	(12)	(0.21)
Operating income tax expense	(31)	(0.53)	(56)	(0.96)
Preferred dividends	(9)	(0.15)	(17)	(0.30)

Operating earnings	179	3.12	335	5.84

Net realized and unrealized investment gains, net of tax	280	4.86	205	3.57
Net realized gain on purchase of capital efficient notes, net of tax	—	—	57	0.99
Interest in earnings of equity investments, net of tax	7	0.12	2	0.03

Net income available to common shareholders	466	8.10	599	10.43

Common share dividends	(27)	(0.47)	(53)	(0.94)
Change in currency translation adjustment	39	0.68	8	0.13
Change in net unrealized gains or losses on investments, net of tax	—	—	1	0.02
Issuance of common shares, net	9	0.06	14	0.02
Other, net	(1)	(0.01)	—	0.01

Impact of change in number of common and common share equivalents outstanding	n/a	(0.06)	n/a	0.23

Common shareholders’ equity / diluted book value per common share at end of period	$4,248	$73.85	$4,248	$73.85

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2008		As of and for the year ended December 31, 2007
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,802	$67.96	$3,266	$56.07

Technical result	420	7.55	845	14.69
Other operating expenses	(365)	(6.56)	(327)	(5.69)
Net investment income	573	10.30	523	9.09
Other, net	(35)	(0.63)	(86)	(1.50)
Operating income tax expense	(89)	(1.61)	(98)	(1.70)
Preferred dividends	(35)	(0.62)	(35)	(0.60)

Operating earnings	469	8.43	822	14.29

Net realized investment losses, net of tax (1)	(453)	(8.15)	(56)	(0.98)
Interest in losses of equity investments, net of tax	(4)	(0.06)	(83)	(1.44)

Net income available to common shareholders	12	0.22	683	11.87

Common share dividends	(100)	(1.84)	(96)	(1.72)
Change in currency translation adjustment	(163)	(2.93)	129	2.24
Change in net unrealized gains or losses on investments, net of tax	15	0.27	38	0.66
Issuance (repurchase) of common shares, net	126	(0.42)	(213)	(0.98)
Other, net	(13)	(0.23)	(5)	(0.08)

Impact of change in number of common and common share equivalents outstanding	n/a	0.92	n/a	(0.10)

Common shareholders’ equity / diluted book value per common share at end of period	$3,679	$63.95	$3,802	$67.96

(1)	Following the adoption of SFAS 159 on January 1, 2008, net realized and unrealized investment gains (losses) include both realized and unrealized gains (losses) on investments. Prior to the adoption of SFAS 159, net realized and unrealized investment gains (losses) included realized gains (losses) on investments and other-than-temporary impairment charges.